Rule 497(d)
                                                  Registration No. 333-94109





                         THE PINNACLE FAMILY OF TRUSTS,
                           TECHNOLOGY TRUST SERIES IV

                 Supplement to Prospectus dated January 19, 2000

On June 5, 2000, Hewlett Packard (HWP) issued a spinoff of Agilent Technologies, Inc. (A) at the distribution rate of .3814. The trust, which held 8,2111 shares of Hewlett Packard (HWP), received 3,131 shares of Agilent Technologies (A).